Investment Strategy - Inflation Protection Fund	Mar. 01, 2025
Prospectus [Line Items]
Strategy [Heading]	Subject to review and comment by the Staff of the U.S. Securities and Exchange Commission (the “SEC”), the Inflation Protection Fund will be changing its principal investment strategies and risks. Accordingly, on March 1, 2026, delete the two paragraphs under Principal Investment Strategies, and replace with the following:
Strategy Narrative [Text Block]
The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. government. In managing the Fund, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor uses a sampling strategy designed to track the Bloomberg U.S. TIPS Index (the “Index”). The index is composed of investment grade U.S. treasury inflation-protected securities (“TIPS”). As of [January 31, 2026], the Index was composed of [48] issues. The Index is rebalanced monthly to reflect securities that have dropped out of or entered the Index in the preceding month. Generally, the Fund makes corresponding changes to its portfolio shortly after Index changes are made public. The Fund typically does not purchase all of the securities in the Index. Under normal circumstances, the Fund maintains an average portfolio duration that is in line with the duration of the Index, which as of January 31, 2026, was [X Years].
The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated. As of [January 31, 2026], the Index was not concentrated in any industry.

Strategy Portfolio Concentration [Text]	The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated. As of [January 31, 2026], the Index was not concentrated in any industry.